SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2006

JEWETT-CAMERON TRADING COMPANY, LTD

(Exact name of registrant as specified in its charter)

BRITISH COLUMBIA	000-19954	NONE
(State or other jurisdiction of incorporation)	(Commission file no.)	(I.R.S. employer identification no.)

32275 N.W. Hillcrest, North Plains, Oregon		97133
(Address of principal executive offices)		(Zip code)

(503) 647-0110
(Registrant’s telephone No. including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Alexander B. Korelin has resigned as a director of the Company.  Mr. Korelin tendered his resignation on December 26, 2006. His resignation did not involve disagreement with the Company, as such terms is defined in 17 CFR 240.36-7, relating to the Company’s operations, policies or practices.  A copy of Mr. Korelin’s resignation letter is attached as exhibits hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Letter of Resignation for Alexander B. Korelin

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: December 28, 2006

JEWETT-CAMERON TRADING COMPANY LTD.

By: /s/  Donald  M. Boone

President/CEO/Director